UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2015

THE BABCOCK & WILCOX COMPANY

(Exact Name Of Registrant As Specified In Charter)

Delaware	001-34658	80-0558025
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13024 Ballantyne Corporate Place

Suite 700

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 625-4900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

Commencing on June 17, 2015, The Babcock & Wilcox Company (the “Company”) intends to make a series of presentations to the investment community in anticipation of the completion of the spin-off of Babcock & Wilcox Enterprises, Inc. from the Company. As previously announced in a press release by the Company on June 8, 2015, the first of these presentations will take place at an investor day scheduled for today. The spin-off is expected to be completed on June 30, 2015. The slides to be used in connection with such presentations are furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information, including Exhibit 99.1, in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits

Exhibit Number	Description

99.1	Investor Presentation dated June 17, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE BABCOCK & WILCOX COMPANY

By:	/s/ James D. Canafax
Name: James D. Canafax
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary

Date: June 17, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Investor Presentation dated June 17, 2015